SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 30, 2004

TRUMP ATLANTIC CITY ASSOCIATES

(Exact Name of Registrant as Specified in Charter)

New Jersey	333-00643	22-3213714
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1000 Boardwalk Atlantic City, New Jersey		08401
(Address of Principal Executive Offices)		(Zip Code)

609-449-6515

(Registrant’s telephone number, including area code)

TRUMP ATLANTIC CITY FUNDING, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-00643	22-3418939
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1000 Boardwalk Atlantic City, New Jersey		08401
(Address of Principal Executive Offices)		(Zip Code)

609-449-6515

(Registrant’s telephone number, including area code)

TRUMP ATLANTIC CITY FUNDING II, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-43979	22-3550202
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1000 Boardwalk Atlantic City, New Jersey	08401
(Address of Principal Executive Offices)	(Zip Code)

609-449-6515

(Registrant’s telephone number, including area code)

TRUMP ATLANTIC CITY FUNDING III, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-43975	22-3550203
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1000 Boardwalk Atlantic City, New Jersey		08401
(Address of Principal Executive Offices)		(Zip Code)

609-449-6515

(Registrant’s telephone number, including area code)

TRUMP CASINO HOLDINGS, LLC

(Exact Name of Registrant as Specified in Charter)

Delaware	333-104916	45-0475879
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

C/O Trump Hotels & Casino Resorts Holdings, L.P. 1000 Boardwalk Atlantic City, New Jersey		08401
(Address of Principal Executive Offices)		(Zip Code)

609-449-6515

(Registrant’s telephone number, including area code)

TRUMP CASINO FUNDING, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-104916	45-0475877
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

C/O Trump Hotels & Casino Resorts Holdings, L.P. 1000 Boardwalk Atlantic City, New Jersey		08401
(Address of Principal Executive Offices)		(Zip Code)

609-449-6515

(Registrant’s telephone number, including area code)

Item 7.	Financial Statements and Exhibits.

(c) Exhibits:

Exhibit No.	Description

99.1	News Release, dated April 30, 2004, of Trump Hotels & Casino Resorts, Inc.

Item 9.	Regulation FD Disclosure.

See Item 12, below.

Item 12.	Results of Operations and Financial Condition.

The information set forth under this Item 12 is intended to be furnished under this Item 12, “Results of Operations and Financial Condition,” and also under Item 9, “Regulation FD Disclosure.” Such information, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Attached as Exhibit 99.1 hereto is a News Release, dated April 30, 2004, issued by Trump Hotels & Casino Resorts, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRUMP ATLANTIC CITY ASSOCIATES

Date: May 3, 2004	By:	TRUMP ATLANTIC CITY HOLDING, INC., its Managing General Partner

/s/ John P. Burke
	By:	John P. Burke
	Title:	Vice President and Treasurer

TRUMP ATLANTIC CITY FUNDING, INC.

Date: May 3, 2004	/s/ John P. Burke
	By:	John P. Burke
	Title:	Treasurer

TRUMP ATLANTIC CITY FUNDING II, INC.

Date: May 3, 2004	/s/ John P. Burke
	By:	John P. Burke
	Title:	Treasurer

TRUMP ATLANTIC CITY FUNDING III, INC.

Date: May 3, 2004	/s/ John P. Burke
	By:	John P. Burke
	Title:	Treasurer

TRUMP CASINO HOLDINGS, LLC

Date: May 3, 2004	/s/ John P. Burke
	By:	John P. Burke
	Title:	Executive Vice President and Corporate Treasurer

TRUMP CASINO FUNDING, INC.

Date: May 3, 2004	/s/ John P. Burke
	By:	John P. Burke
	Title:	Executive Vice President and Corporate Treasurer

EXHIBIT INDEX

Exhibit No.	Description
99.1	News Release, dated April 30, 2004, of Trump Hotels & Casino Resorts, Inc.